UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

PORTSMOUTH SQUARE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration No:

(3)	Filing Party:

(4)	Date Filed:

PORTSMOUTH SQUARE, INC.

1516 S. Bundy Drive, SUITE 200

Los Angeles, California 90025

(310) 889-2500

Notice of annual meeting of shareholders
to be held on May 24, 2021

To the Shareholders of Portsmouth Square, Inc.:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Portsmouth Square, Inc. (“Portsmouth” or the “Company”) for the fiscal year ended June 30, 2020, on May 24, 2021, at 3:30 P.M. at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 to consider and act on the following:

(1)	To elect five directors to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified.
(2)	To ratify the retention of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021.
(3)	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on March 31, 2021, as the record date for determining the shareholders having the right to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,

/s/ John V. Winfield
April 12, 2021	John V. Winfield
Los Angeles, California	Chairman of the Board; President and Chief Executive Officer

Your vote is important to us, whether you own a few or many shares. Please complete, sign, date, and promptly return the enclosed proxy card in the self-addressed, postage pre-paid envelope provided. Return the proxy card even if you plan to attend the meeting. You may always revoke your proxy and vote in person.

This Proxy Statement is available at https://www.intgla.com/portsmouth/.

PORTSMOUTH SQUARE, INC.

1516 S. Bundy Drive, SUITE 200

LOS ANGELES, CALIFORNIA 90025

(310) 889-2500

PROXY STATEMENT

annual meeting of shareholders
to be held on May 24, 2021

The Board of Directors of Portsmouth Square, Inc. (the “Company” or “Portsmouth”) is soliciting proxies in the form enclosed with this proxy statement in connection with the 2020 Annual Meeting of Shareholders to be held on May 24, 2021, or any adjournment thereof.

This proxy statement and the accompanying proxy card are first sent to shareholders on or about April 14, 2021. Only shareholders of record at the close of business on March 31, 2021, are entitled to notice and vote at the Annual Meeting.

If you give us a proxy, you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company, execute a proxy card with a later date, or attend the Annual Meeting and vote in person.

You may vote at the Annual Meeting only shares of the Company’s common stock, no par value per share (the “Common Stock”), that you owned of record on March 31, 2021. There were 734,183 shares of Common Stock outstanding on that date. A majority or 367,092 of those shares will constitute a quorum for the transaction of business at the Annual Meeting. Each share is entitled to one vote on each matter to be presented at the Annual Meeting. Unless cumulative voting is elected as described under “Election of Directors” below, the affirmative vote of the holders of the majority of the shares of the Common stock present or represented at the Annual Meeting and entitled to vote is required to elect directors, to ratify the retention of the Company’s independent registered public accounting firm, and to ratify or approve the other proposals being voted on at this time.

The proxies named in the accompanying proxy card will vote the shares represented thereby if the proxy appears to be valid on its face, and where a specification is indicated as provided in such proxy, the shares represented will be voted in accordance with such specification. If no specification is made, the shares represented by the proxies will be voted: (1) FOR the election of five directors to serve until the next Annual Meeting; and (2) FOR retention of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021.

In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold shares of Common Stock of the Company and to request authority or the execution of proxies. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram, or personal contact. All proxy soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

1

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors presently consists of five directors. We propose to elect a total of five directors, each to hold office until we have the next Annual Meeting of Shareholders or, if earlier until their successors are elected and qualified. The Board of Directors has nominated John V. Winfield, Jerold R. Babin, John C. Love, William J. Nance, and Steve Grunwald. The person(s) named in the enclosed form of proxy will vote for the election of the nominees listed below unless you instruct him otherwise or a nominee is unwilling to serve. The Board of Directors has no reason to believe that any nominee will not serve if elected. However, in that event, the proxy may vote for another candidate or candidates nominated by the Board of Directors. The California Corporations Code, as applicable to the Company, provides that a shareholder may cumulate votes if a shareholder gives notice, prior to the voting, of an intention to cumulate votes. If such a notice is given, every shareholder may cumulate votes. Cumulating votes means that you can take the total number of votes you have for all directors and distribute them among one or more nominees as you see fit. For example, assume you have 100 shares. We have five directors, so you have a total of 5 x 100 = 500 votes. You could give all 500 votes to one person or 250 votes to each of two nominees, or 100 votes to each of five nominees. You can use this power only under the circumstances described herein. If cumulative voting is selected, the enclosed form of proxy gives the proxy discretion to cumulate votes so that he can select the maximum possible number of the nominees identified below.

Any shareholder executing the enclosed form of proxy may withhold authority to vote for anyone or more nominees by so indicating in the manner described in the form of proxy. However, the number of votes authorized by the form of the proxy card will not be affected, and the named proxies could probably offset any such action by using cumulative voting if they thought it necessary. Under the California Corporations Code, any shareholder or any person who claims to have been denied the right to vote may apply to a state superior court for a determination of the validity of any election or appointment of any director.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information concerning the directors, executive officers, and secretary of the Company. There is no relationship by blood, marriage, or adoption among the directors and officers. All directors serve one-year terms with their terms expiring at the Annual Meeting. All officers of the Company are elected or appointed by the Board of Directors and hold office until the next Annual Meeting or until replaced at the discretion of the Board.

Name	Age	Positions with the Company	Director Since

John V. Winfield	74	Chairman of the Board; President and Chief Executive Officer	1996

Jerold R. Babin	88	Director	1996

John C. Love	81	Director	1998

William J. Nance	77	Director	1996

Steve Grunwald	39	Director	2019

Danfeng Xu	34	Secretary, Treasurer, and Controller	N/A

2

Business Experience

The principal occupation and business experience during the last five years for each of the directors and executive officers of the Company are as follows:

John V. Winfield — Mr. Winfield was first elected to the Board in May of 1996 and currently serves as the Company’s Chairman of the Board, President, and Chief Executive Officer. Mr. Winfield is also Chairman of the Board, President, and Chief Executive Officer of Portsmouth’s parent company, The InterGroup Corporation (“InterGroup”), a public company, and has held those positions since 1987. Mr. Winfield also served as Chairman of the Board of Comstock Mining Inc. (NYSE MKT: LODE) (“Comstock”), a public company, from June 2011 to September 2015. Mr. Winfield’s extensive experience as an entrepreneur and investor, as well as his managerial and leadership experience from serving as a chief executive officer and director of public companies, led to the Board’s conclusion that he should serve as a director of the Company.

Jerold R. Babin — Mr. Babin was first appointed as a director of the Company in February 1996. Mr. Babin is also a director of Portsmouth’s parent company, InterGroup. Mr. Babin was a retail securities broker. From 1974 to 1989, he worked at Drexel Burnham, and from 1989 to June 30, 2010, he worked for Prudential Securities (later Wachovia Securities and now Wells Fargo Advisors), where he held the title of First Vice-President. Mr. Babin retired from his position at Wells Fargo advisors in June 2010. Mr. Babin had also served as an arbitrator for FINRA (formerly NASD) for over 20 years. Mr. Babin’s extensive experience in the securities and financial markets, as well as his involvement in the securities and public company regulatory industry, led to the Board’s conclusion that he should serve as a director of the Company.

John C. Love — Mr. Love was appointed a director of the Company on March 5, 1998. Mr. Love is an international hospitality and tourism consultant. He is a retired partner in the national CPA and consulting firm of Pannell Kerr Forster and, for the last 30 years, a lecturer in hospitality management at Golden Gate University and San Francisco State University. He is Chairman Emeritus of the Board of Trustees of Golden Gate University and the Honorary Director of the Hotel and Restaurant Foundation. Mr. Love is also a director of InterGroup, having been appointed in January 1998. Mr. Love’s extensive experience as a Certified Public Accountant (“CPA”) and in the hospitality industry, including teaching at the university level for the last 30 years in management control systems, and his knowledge and understanding of finance and financial reporting, led to the Board’s conclusion that he should serve as a director of the Company.

William J. Nance — Mr. Nance was first elected to the Board in May 1996. He is the President and CEO of Century Plaza Printers, Inc., a company he founded in 1979. Mr. Nance has also served as a consultant in the acquisition and disposition of multi-family and commercial real estate. Mr. Nance is a CPA and, from 1970 to 1976, was employed by Kenneth Leventhal & Company, where he was a Senior Accountant specializing in the area of REITS and restructuring of real estate companies, mergers and acquisitions, and all phases of real estate development and financing. Mr. Nance is also a director of InterGroup and has held such position since 1984. Mr. Nance also serves as a director of Comstock. Mr. Nance’s extensive experience as a CPA and in numerous phases of the real estate industry, his business and management experience gained in running his businesses, his service as a director and audit committee member for other public companies, and his knowledge and understanding of finance and financial reporting, led to the Board’s conclusion that he should serve as a director of the Company.

Steve Grunwald — Mr. Grunwald joined the Board in December 2019. Mr. Grunwald is a successful hospitality operator with over 15 years of experience. He worked at various positions at the five-star hotel Le Châtelain Brussels and later on became the General Manager of the property. In 2006, Mr. Grunwald actively participated in the construction and opening of a boutique hotel, The Progress Hotel. He became the General Manager of two more properties in 2009. In 2013, he oversaw the renovations and reopening of The Hotel Siru and took over the management of the property. Mr. Grunwald is currently managing four hotels of different styles and categories. Mr. Grunwald obtained his bachelor’s degree from Brussels Business Institute’s College of Hospitality and Tourism Management in 2004. Mr. Grunwald’s vast experience in the hospitality industry led to the Board’s conclusion that he should serve as a director of the Company.

3

Danfeng Xu — Ms. Xu was appointed as Treasurer and Controller of the Company and InterGroup on October 16, 2017. Effective June 1, 2018, Ms. Xu was elected as Secretary of the Company and InterGroup. Ms. Xu had served as Controller and other positions at the Hilton San Francisco Financial District from July 2010 to February 2017. Ms. Xu obtained her Bachelor of Science degree in Business Administration, Accounting and Finance from Ohio State University, and her Master of Professional Accounting, with a concentration in Audit and Assurance from the University of Washington. Ms. Xu has successfully passed all sections of the Uniform Certified Public Accountant Examination.

Family Relationships

There are no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Involvement in Certain Legal Proceedings

No director or executive officer, or a person nominated or chosen to become a director or executive officer, was involved in any legal proceeding requiring disclosure.

BOARD AND COMMITTEE INFORMATION

Board of Directors

Portsmouth is a “smaller reporting company” under the rules and regulations of the Securities and Exchange Commission (“SEC”), and its common stock is traded on the OTC Market’s OTCQB. The majority of its Board of Directors consists of “independent” directors. For a director to be considered “independent” by the Board of Directors, he or she must (i) be free of any relationship that, applying the rules of the NASDAQ Stock Market LLC (“NASDAQ”), would preclude a finding of independence, and (ii) not have any material relationship with us or any of our affiliates or any of our executive officers. The Board of Directors held three meetings during the 2020 fiscal year (in person, telephonically, or by written consent). No director attended (whether in person, telephonically, or by written consent) less than 75% of all meetings held during the time he or she served as a director in the 2020 fiscal year.

Board Leadership Structure

The Chairman of the Board, Mr. Winfield, also serves as the Company’s Chief Executive Officer. The Board believes that combining the Chairman and Chief Executive officer roles is the most appropriate structure for the Company at this time because (i) this structure has had a longstanding history with the Company, which the Board believes has served our shareholders well through many economic cycles and business challenges; (ii) the Board believes Mr. Winfield’s unique business experience and history with the Company makes it appropriate for him to serve in both capacities; and (iii) the Board believes its corporate governance processes and committee structures preserve Board independence by promoting independent discussions among directors and independent evaluation of, and communications with, members of senior management such that separation of the Chairman and Chief Executive Officer roles is unnecessary at this time.

4

The Board of Directors has not established a formal process for security holders to send communications to the Board of Directors, and the Board has not deemed it necessary to establish such a procedure at this time. Historically, almost all communications that the Company receives from security holders are administrative and are not directed to the Board of Directors. If the Company should receive a security holder communication directed to the Board of Directors, or an individual director, said communication would be relayed to the Board of Directors or the individual director as the case may be.

The Company does not have any formal policy concerning Board members’ attendance at Annual Meetings of Shareholders but encourages each director to attend such meetings. All of the Company’s directors attended the fiscal 2019 Annual Meeting of Shareholders.

Committees

Portsmouth has established four committees, a Nominating Committee (the “Nominating Committee”), a Compensation Committee (the “Compensation Committee”), an Audit Committee (the “Audit Committee”), and an Executive Strategic Real Estate and Securities Investment Committee (the “Executive Committee”).

Nominating Committee. The Nominating Committee is currently comprised of members Grunwald (Chairperson) and Love. New director nominations by shareholders, if any, will be considered and determined by the Board of Directors in its sole discretion. The Company has no policy or procedure concerning the consideration of any director candidates recommended by security holders. As a smaller reporting company that has approximately 80.3% of its voting securities controlled by management, the Company has not deemed it appropriate to institute such a policy since any nominee that is unacceptable to the Board of Directors would be unlikely ever to be elected.

Compensation Committee. The Compensation Committee is currently comprised of members Nance (Chairperson), Grunwald, and Love. The Board seeks to design and set compensation to attract and retain highly qualified executive officers and to align their interests with those of long-term owners of the Company. The Board has not engaged any compensation consultants in determining the amount or form of executive or director compensation but does review and monitor published compensation surveys and studies. No officer or employee (or former officer or employee) of the Company participated in deliberations of the Board concerning such officer or employee’s compensation. The Board may delegate to the Company’s Chief Executive Officer the authority to determine the compensation of certain executive officers.

Audit Committee. Portsmouth is an unlisted company and a smaller reporting company under SEC rules. The Audit Committee is currently comprised of members Nance (Chairperson) and Love, each of whom are independent directors per Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each of these directors also meets the audit committee’s financial expert test based on their qualifications and business experience discussed above. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports provided by the Company to any governmental body or the public; the Company’s system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting, and financial processes generally. The Audit Committee is responsible for the selection and retention of the Company’s independent registered public accounting firm. The Audit Committee held five meetings during the 2020 fiscal year. The Company’s Board of Directors has adopted a written charter for the Audit Committee; a copy of that written charter, as amended, is posted on the Portsmouth page of InterGroup’s website (www.intgla.com).

Executive Strategic Real Estate and Securities Investment Committee. On February 26, 2020, the Company established the Executive Strategic Real Estate and Securities Investment Committee to establish guidelines for and to review the Company’s investment policies. The Executive Committee consists of John V. Winfield (Chairperson), Steve Grunwald, and David Gonzalez (Advisor). During the fiscal year 2020, the Executive Committee held three meetings.

5

Code of Ethics

The Company has adopted a Code of Ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code of Ethics is posted on the Portsmouth page of InterGroup’s website (www.intgla.com). The Company will provide to any person without charge, upon request, a copy of its Code of Ethics by sending such a request to Portsmouth Square, Inc., Attn: Treasurer, 1516 S. Bundy Drive, Suite 200, Los Angeles, 90025. The Company will promptly disclose any amendments or waivers to its Code of Ethics on Form 8-K and will post such information on its website.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and each beneficial owner of more than ten percent of the Common Stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during fiscal 2020 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

EXECUTIVE COMPENSATION

The following table provides certain summary information concerning compensation awarded to, earned by, or paid to the Company’s principal executive officer and other named executive officers of the Company whose total compensation exceeded $100,000 for all services rendered to the Company for each of the Company’s last two completed fiscal years ended June 30, 2020, and 2019. No stock awards, long-term compensation, options, or stock appreciation rights were granted to any of the named executive officers during the last two fiscal years.

SUMMARY COMPENSATION TABLE

Annual Compensation

Name and	Fiscal				All Other
Principal Position	Year	Salary		Bonus	Compensation	Total

John V. Winfield	2020	$306,000	(1)	$-	$-	$306,000
Chairman; President and Chief Executive Officer	2019	$306,000	(1)	$-	$-	$306,000

(1) Amounts shown include $6,000 per year in regular Director’s fees.

Portsmouth has no stock option plan or stock appreciation rights for its executive officers. The Company has no pension or long-term incentive plans. There are no employment contracts between Portsmouth and any executive officer, and there are no termination-of-employment or change-in-control arrangements.

6

In the fiscal year ended June 30, 2004, the disinterested members of the Board of Directors established a performance-based compensation program for the Company’s Chief Executive Officer to keep and retain his services as a direct and active manager of the Company’s securities portfolio. Under the current criteria established by the Board, Mr. Winfield is entitled to performance-based compensation for his management of the Company’s securities portfolio equal to 20% of all net investment gains generated in excess of an annual return equal to the Prime Rate of Interest (as published in the Wall Street Journal) plus 2%. Compensation amounts are calculated and paid quarterly based on the results of the Company’s investment portfolio for that quarter. Should the Company have a net investment loss during any quarter, Mr. Winfield would not be entitled to any further performance-based compensation until any such investment losses are recouped by the Company. This performance-based compensation program may be further modified or terminated at the discretion of the Board of Directors. The Company’s Chief Executive Officer did not earn any performance-based compensation for the years ended June 30, 2020, and June 30, 2019.

Internal Revenue Code Limitations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), provides that, in the case of a publicly held corporation, the corporation is not generally allowed to deduct remuneration paid to its chief executive officer and certain other highly compensated officers to the extent that such remuneration exceeds $1,000,000 for the taxable year.

SHAREHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION

At its fiscal 2016 Annual Meeting of Shareholders held on March 3, 2017, the Company submitted to its shareholders two proposals regarding executive compensation. The first proposal to approve, in a non-binding vote, the compensation of the Company’s named executive officers was approved by the shareholders, having received more than 99% of the shares voted at the meeting in favor of the proposal. The second proposal was to determine, in a non-binding vote, whether a shareholder advisory vote to approve the compensation of the Company’s executive officers should occur every one, two, or three years. The shareholders overwhelmingly voted in favor of three years as the frequency in which the Company should have an advisory vote on executive compensation with more than 99% of the shares voted at the meeting being in favor of three years. The Board of Directors considered the guidance provided by those advisory votes and set three years as the frequency in which it will have a non-binding vote on executive compensation.

At its fiscal 2019 Annual Meeting of Shareholders held on February 26, 2020, the proposal to approve, in a non-binding vote, the compensation of the Company’s named executive officers was approved by the shareholders.

The Board of Directors will continue to focus on responsible executive compensation practices that attract, motivate, and retain high-performance executives, reward those executives for the achievement of long-term performance and support our other executive compensation objectives.

DIRECTOR COMPENSATION

Each director of the Company is paid a Board retainer fee of $1,500 per quarter for total annual compensation of $6,000. This policy has been in effect since July 1, 1985. Members of the Audit Committee also receive a fee of $500 per quarter. Directors and committee members are also reimbursed for their out-of-pocket travel costs to attend meetings.

The following table provides information concerning compensation awarded to, earned by, or paid to the Company’s directors for the fiscal year ended June 30, 2020.

7

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash		All Other Compensation	Total

Jerold R. Babin	$6,000		-	$6,000

John C. Love	$8,000	(1)	-	$8,000

William J. Nance	$8,000	(1)		$8,000

Steve Grunwald	$3,000			$3,000

Yvonne L. Murphy	$3,000	(2)	-	$3,000

John V. Winfield (3)	-		-	-

(1)	Amounts shown include regular Board fees and Audit Committee fees. Each director of the Company is paid a Board retainer fee of $1,500 per quarter for total annual compensation of $6,000. This policy has been in effect since July 1, 1985. Members of the Audit Committee also receive a fee of $500 per quarter. Directors and committee members are also reimbursed for their out-of-pocket travel costs to attend meetings.
(2)	Mrs. Murphy was elected as a director of the Company on February 28, 2019. She resigned on December 27, 2019.
(3)	As an executive officer, Mr. Winfield’s directors’ fees are reported in the Summary Compensation Table.

Change in Control or Other Arrangements

Except for the preceding, there are no other arrangements for compensation of directors, and there are no employment contracts between the Company and its directors or any change in control arrangements.

Outstanding Equity Awards at Fiscal Year-End

The Company did not have any outstanding equity awards at the end of its fiscal year ended June 30, 2020, and has no equity compensation plans in effect.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As Chairman of the Executive Committee, the Company’s President and Chief Executive Officer, Mr. Winfield, oversees the investment activity of the Company in public and private markets according to the authority granted by the Board of Directors. Mr. Winfield also serves as Chief Executive Officer of InterGroup and oversees the investment activity of those companies. Depending on certain market conditions and various risk factors, Mr. Winfield and InterGroup may, at times, invest in the same companies in which the Company invests. The Company encourages such investments because it places the personal resources of Mr. Winfield and the resources of InterGroup at risk in connection with investment decisions made on behalf of the Company.

There are no other relationships or related transactions between the Company and any of its officers, directors, five-percent security holders, or their families that require disclosure.

Director Independence

Portsmouth is an unlisted company and a smaller reporting company under the rules and regulations of the SEC. Except for Mr. Winfield, all of Portsmouth’s Board of Directors are “independent” directors. For a director to be considered “independent” by the Board of Directors, he or she must (i) be free of any relationship that, applying NASDAQ rules, would preclude a finding of independence, and (ii) not have any material relationship with us or any of our affiliates or any of our executive officers.

8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2021, certain information concerning the beneficial ownership of Common Stock of the Company owned by (i) each director and each of the named executive officers, (ii) all directors and executive officers as a group and (iii) those persons or groups known by the Company to own more than five percent of the outstanding shares of Common Stock. Unless otherwise indicated, the business address for each director and named executive officer is 1516 S. Bundy Drive, Suite 200, Los Angeles, 90025.

Name	Shares of Common Stock		Percent of Class (1)

John V. Winfield Chairman of Board, President, and CEO Portsmouth Square Inc. and The InterGroup Corporation 1516 S. Bundy Drive, Suite 200, Los Angeles, 90025	541,908	(2)	73.8%

Jerold R. Babin Director Portsmouth Square Inc. and The InterGroup Corporation 1516 S. Bundy Drive, Suite 200, Los Angeles, 90025	47,678	(3)	6.5%

(1) Based on 734,183 shares issued and outstanding.
(2) As of March 31, 2021, John V. Winfield is the owner of 18,641 shares of the Common Stock, which represents approximately 2.5% of the voting power of Portsmouth. InterGroup is the owner of 523,267 shares of the Common Stock, which represents approximately 71.3% of the voting power of Portsmouth. As President, Chairman of the Board, and a 66.5% beneficial shareholder of InterGroup, Mr. Winfield has voting and dispositive power over the shares owned of record and beneficially by InterGroup. Further, as directors of InterGroup, Messrs. Winfield, Babin, Love, and Nance share the power to direct the vote of the shares of Portsmouth owned by InterGroup and therefore may be deemed to own such shares beneficially per Rule 13d-3.
(3) Jerold R. Babin claims sole voting power over the 47,678 shares of Common Stock identified herein, of which he has sole dispositive power over 9,000 shares held in his retirement account. He claims shared dispositive power with his wife over the 38,478 shares, which they hold as trustees of a family trust.

Security Ownership of Management in Parent Corporation

As of March 31, 2021, John V. Winfield is the owner of 18,641 shares of the Common Stock, which represents approximately 2.5% of the voting power of Portsmouth. InterGroup is the owner of 523,267 shares of the Common Stock, which represents approximately 71.3% of the voting power of Portsmouth. As President, Chairman of the Board, and a 66.5% beneficial shareholder of InterGroup, Mr. Winfield has voting and dispositive power over the shares owned of record and beneficially by InterGroup. Further, as directors of InterGroup, Messrs. Winfield, Babin, Love, and Nance share the power to direct the vote of the shares of Portsmouth owned by InterGroup and therefore may be deemed to own such shares beneficially per Rule 13d-3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF JOHN

V. WINFIELD, JEROLD R. BABIN, JOHN C. LOVE, WILLIAM J. NANCE, AND STEVE

GRUNWALD AS DIRECTORS OF THE COMPANY.

9

PROPOSAL NO. 2

RATIFICATION OF THE RETENTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021. Although the action of shareholders in this matter is not required, the Audit Committee believes it is appropriate to seek shareholder ratification of this appointment. Ratification requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting.

We expect that a representative of Moss Adams LLP will be present at the Annual Meeting to respond to appropriate questions from shareholders, and we will provide this representative with an opportunity to make a statement if he or she desires to do so.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR FILING WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE EXCHANGE ACT OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

AUDIT COMMITTEE REPORT

The Audit Committee’s responsibilities are described in a written charter adopted by the Board of Directors. The Audit Committee primary duties and responsibilities are to serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; appoint and approve the compensation of the Company’s independent registered public accounting firm; review and appraise the audit efforts of the Company’s independent registered public accounting firm; and provide an open avenue of communications among the independent registered public accounting firm, financial and senior management, and the Board of Directors. On November 16, 2017, the Audit Committee appointed Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm. All fees and expenses paid to Moss Adams were approved by the Audit Committee.

The Audit Committee reviewed and discussed the audited financial statements with Moss Adams, and management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The discussions with Moss Adams also included the matters required by Statement on Auditing Standards No. 114 (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the U.S. Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T regarding “Communication with Audit Committees.”

The Audit Committee has also received written disclosures and letters from Moss Adams, as required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, which was also discussed with Moss Adams.

Based on the Audit Committee’s review of the audited financial statements, and the review and discussions with management and Moss Adams referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, for filing with the Securities and Exchange Commission.

10

THE AUDIT COMMITTEE:
WILLIAM J. NANCE, CHAIRPERSON
JOHN C. LOVE

Audit Fees

The aggregate fees billed for each of the last two fiscal years ended June 30, 2020 and 2019 for professional services rendered by Moss Adams are set forth in the tables below. These fees were billed for audit of the Company’s annual financial statements, review of financial statements included in the Company’s Form 10-Q reports, and services provided in connection with statutory and regulatory filings and engagements for those fiscal years.

	2020	2019

Audit fees	$126,000	$120,000
Tax fees	9,000	6,000

TOTAL:	$135,000	$126,000

Audit Committee Pre-Approval Policies

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to any de minimus exceptions that may be set for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which is approved by the Audit Committee before the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. All of the services described herein were approved by the Audit Committee pursuant to its pre-approval policies.

None of the hours expended on the independent registered public accounting firms’ engagement to audit the Company’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm’s full-time permanent employees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE

RETENTION OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM.

OTHER BUSINESS

As of the date of this statement, management knows of no business to be presented at the Annual Meeting that is not referred to in the accompanying notice. As to other business that may properly come before the Annual Meeting, it is intended that the proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with the best judgment of the person voting the proxies.

11

SHAREHOLDER PROPOSALS

It is presently anticipated that the fiscal 2021 Annual Meeting of Shareholders will be held on February 28, 2022. Shareholder proposals intended to be considered for inclusion in the proxy statement and form of proxy for presentation at the fiscal 2021 Annual Meeting of Shareholders must be received by the Company not less than 120 calendar days before the one-year anniversary of the date this proxy statement is mailed. However, if the date of the fiscal 2021 Annual Meeting of Shareholders is changed by more than 30 days from the date of the fiscal 2020 Annual Meeting, then the deadline will be a reasonable time before the Company begins to print and send its proxy materials. In addition, all proposals must comply with the Company’s charter and bylaws and the provisions of Rule 14a-8 adopted under Section 14(a) of the Exchange Act, which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials. Any proposals must be submitted in writing to the following address: Corporate Secretary, Portsmouth Square, Inc., 1516 S. Bundy Drive, Suite 200, Los Angeles, 90025. It is suggested that the proposal be submitted by certified mail – return receipt requested.

ANNUAL REPORT ON FORM 10-K

The Annual Report on Form 10-K for the fiscal year ended June 30, 2020, accompanies this proxy statement but is not deemed a part of the proxy solicitation materials. A copy of the Company’s Form 10-K for the fiscal year ended June 30, 2020, as required to be filed with the SEC, excluding exhibits, will be mailed to shareholders without charge upon written request to Danfeng Xu, Treasurer, Portsmouth Square, Inc., 1516 S. Bundy Drive, Suite 200, Los Angeles, 90025. Such a request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock on March 31, 2021. The Company’s Form 10-K and other reports are also available on the Portsmouth page of the InterGroup website at www.intgla.com and through the SEC’s website www.sec.gov.

By Order of the Board of Directors

PORTSMOUTH SQUARE, INC.

/s/ John V. Winfield
John V. Winfield
Chairman of the Board; President and Chief Executive Officer

Dated:	April 12, 2021
Los Angeles, California

12

PORTSMOUTH SQUARE, INC.

VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all nominees in Proposal 1 and FOR Proposal 2.

1. Election of Directors:

Nominee	For	Against	Abstain
01 - John V. Winfield	☐	☐	☐
02 - Jerold R. Babin	☐	☐	☐
03 - John C. Love	☐	☐	☐
04 - William J. Nance	☐	☐	☐
05 - Steve Grunwald	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this proxy card and sign above exactly as your name appears on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should give their full titles.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

5 1 C M 5 0 2 0 4 2

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03G4UA

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — PORTSMOUTH SQUARE, INC.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 24, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John V. Winfield and William J. Nance, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of Portsmouth Square, Inc. to be held at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 on Monday, May 24, 2021 at 3:30 p.m., and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

The undersigned hereby ratifies and confirms that the attorneys and proxies, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying such notice.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2. THE PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" PROPOSAL 2.

PLEASE SIGN AND DATE ON REVERSE SIDE

C Non-Voting Items

Change of Address – Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐